UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2015

SECURITY FEDERAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	0-16120	57-0858504
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

238 Richland Avenue West, Aiken, South Carolina		29801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

(a)           Security Federal Corporation (“Company”) determined to amend its Bylaws to reduce the number of directors from eleven (11) to ten (10) in connection with the resignation of Director W. Barry Adams from its Board of Directors, which was effective January 6, 2015.  Reference is made to the Company’s Form 8-K filed on January 13, 2015 regarding Mr. Adams’s resignation from the Company’s Board of Directors and from the Board of Directors of the Company’s financial institution subsidiary, Security Federal Bank.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index.

3.2	Amended and Restated Bylaws of Security Federal Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SECURITY FEDERAL CORPORATION

Date: January 15, 2015	By:	/s/J. Chris Verenes
J. Chris Verenes
President and Chief Executive Officer